PEPPER HAMILTON LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA  19103-2799
(215) 981-4000

Direct Dial:  (215) 981-4135

May 18, 2000

FILED VIA EDGAR
Filing Desk
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  Harvest Funds (the "Trust")
     File Nos. 333-71325 and 811-09211
     Rule 497 Filing of Supplement to Statement of Additional
     Information

Ladies and Gentlemen:

     Pursuant to the requirements of Rule 497(e) under
the Securities Act of 1933, submitted via EDGAR is one copy of the Supplement dated May 18, 2000, which will be attached to Statement of Additional Information dated October 1,
1999, of The RISA Fund, a series of the Trust.   Please
direct any questions relating to this filing to the undersigned at (215) 981-4135. Thank you.

Very truly yours,

/s/ P. Thao Le
P. Thao Le, Esquire


cc:  O. Sam Folin
     Oliver St. C. Franklin
     Michael V. Farrell, Esquire



<PAGE BREAK>



                              THE RISA FUND

                       Institutional Class Shares

                   Supplement dated May 18, 2000 to the
          Statement of Additional Information dated October 1, 1999


The following replaces in its entirety the information appearing under the heading "DISTRIBUTION OF FUND SHARES - Principal
Underwriter" on page 15 of the Statement of Additional Information:

     "BOE Securities, Inc., a registered broker-dealer firm located at 225 South 15th Street, Suite 928, Philadelphia, PA 19102, (the "Distributor") serves as the principal underwriter of the Fund's shares pursuant to an Amended Distribution Agreement (the "Distribution Agreement") with Harvest Funds. Under the terms of the Distribution Agreement, the Distributor agrees to assist in securing purchasers for shares of the Fund. Harvest Funds will pay the Distributor $12,000 per annum for distribution of shares of the Fund. The Investment Adviser will reimburse the Distributor for out-of-pocket expenses incurred by the Distributor in connection with the sale and distribution of Fund shares to the extent such expenses exceed the Rule 12b-1 payments payable to the Distributor pursuant to the Distribution Plan adopted by the Fund.

     The Distribution Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement, will not be liable to Harvest Funds or the Fund's shareholders for losses arising in connection with the sale of Fund shares.

     The Distribution Agreement became effective on May 9, 2000, and will remain in effect an initial period of two years. Thereafter, the Distribution Agreement continues in effect from year to year as long as its continuance is approved at least annually by a majority of the Trustees, including a majority of the trustees who are not parties to the Distribution Agreement or interested persons of any such party (the "Independent Trustees"). The Distribution Agreement terminates automatically in the event of its assignment. The Distribution Agreement is also terminable without payment of any penalty with respect to the Fund (i) by the Fund (by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Fund) on sixty (60) days' written notice to the Distributor, or (ii) by the Distributor on sixty (60) days' written notice to the Fund."